UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  June 28, 2005
                        (Date of earliest event reported)


                              APA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
                          (State of other jurisdiction
                                of incorporation)

               0-16106                                41-1347235
        (Commission File No.)             (IRS Employer Identification No.)


                      2950 NE 84TH LANE, BLAINE, MN  55449
              (Address of principal executive offices) (Zip Code)

                                 (763) 784-4995
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 28, 2005, APA Enterprises, Inc. issued a press release announcing the results of its fourth quarter and year ended March 31, 2005. A copy of that press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit is being furnished herewith:

99.1  Press release dated June 28, 2005


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  APA ENTERPRISES, INC.


                                  By /s/ Anil K. Jain
Dated:  June 28, 2005                -------------------------------------------
                                     Anil K. Jain, Chief Executive and Chief
                                     Financial Officer (Principal Executive and
                                     Principal Financial Officer) and authorized
                                     signatory


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
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT

                              APA ENTERPRISES, INC.


EXHIBIT                                   DESCRIPTION
NUMBER
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   99.1       Press release dated June 28, 2005


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